September 11, 2026 Financing Case Cleansing Materials

Confidentiality This confidential presentation (together with the information set forth herein and any oral statements made in connection herewith, the “Presentation”) is being delivered to you by New Fortress Energy Inc. and certain of its subsidiaries (collectively, the “Company”) in connection with the evaluation of a potential financing transaction involving the Company. This Presentation constitutes “Confidential Information”, as such term is defined in the nondisclosure agreement between the recipient and the Company, and shall be used and maintained strictly in accordance with the terms of such nondisclosure agreement. This Presentation is provided for informational purposes only and does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment, or other product. This Presentation does not create any obligation of any party to enter into any further agreement or arrangement. 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– The company delivered a forecast in March (the “Cleansing Case”) in connection with signing the RSA – Given that the RSA required CoreCo to maintain liquidity of $100M, CoreCo developed a stressed scenario of the Cleansing Case (the “Financing Case”) to account for possible contingencies – The Financing Case suggests ~$165M of new capital is required to maintain $100M of liquidity through the forecast period(1), comprised of: • $35M of pari passu debt, • $100M of junior capital, • $50M junior capital accordion (uncommitted and undrawn at close) – Importantly, CoreCo believes that it can work to reduce or eliminate the need to draw on the accordion through utilizing the intermediation facility beyond its currently committed amount – As a result of this analysis, the company elected to raise $135M in new financing through the issuance of $35M of incremental first-out TL and a $100M second out TL funded at close Executive Summary 3 (1) RSA CP requires that $100M minimum liquidity test is applied as of the end of each monthly period projected by the business plan

Key Assumption Differences Between Cleansing and Financing Case

	Cleansing Case	Financing Case
Puerto Rico	▪ ~45 TBtu of 2026 consumption	▪ Lower 2026 consumption due to extended maintenance on SJ Unit 6
FLNG	▪ $2.90 adder	▪ $3.50 adder to allow for unplanned downtime
Third-Party Gas Supply Contract	▪ January 2027 start	▪ July 2027 start
Nicaragua COD Timing / Capex	▪ January 2027 COD ▪ $109M remaining capex[1]	▪ July 2027 COD ▪ $142M remaining capex[1], including contingency
300MW Mobile Gen Turbines	▪ October 2026 start	▪ April 2027 start
Other	▪ Brazil Intercompany Note outstanding at close ▪ VAT refund receipts received in 2026 ▪ UK RP Close: end of 2Q26	▪ Brazil Intercompany Note settled at close ▪ ~$37M increase in VAT refund estimates received by April 2027 ▪ UK RP Close: middle of 3Q26 ▪ ~$50M increase to CoreCo allocation of estimate for total professional fees due to delay in closing

(1) Beginning May 2026

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5 Financials Comparison(1) ($ in millions) (1) Excludes remaining novation proceeds and net ship margin (2) Pricing assumptions are based on market data as of August 2026 FY27 (Cleansing Case) FY27 (Financing Case) TBtu $M TBtu $M Islandwide (Today) 50 $145 45 $95 Genera - $20 - $22 Puerto Rico 50 $165 45 $118 (+) Mexico 13 $65 13 $84 (+) Market Volumes 16 $30 27 $168 (+) Ops/Boiloff 5 - 4 - (+) SG&A - ($100) - ($120) "New NFE" AEBITDA 84 $160 89 $250 (+) Puerto Rico Conversions 20 $90 - - (+) Nicaragua 23 $85 11 $41 (+) Turbines - $75 - $8 "New NFE" Total AEBITDA 126 $410 100 $299 (2)

Unlevered Free Cash Flow | 2026E-2027E 6 Set forth below is a comparison of UFCF from the Cleansing Case and Financing Case Note: Reflects Financing Case forecast; Cleansing Case forecast 3/17 (1) Includes remaining novation proceeds and net ship margin (2) Includes impact of intermediation facility working capital cash flows and net settlement of Brazil intercompany note (3) Reflects 1Q26 actuals (4) Reflects 2Q26 actuals ($ in millions) Cleansing Case Financing Case 1Q26 2Q26 3Q26 4Q26 FY27 1Q26 2Q26 3Q26 4Q26 FY27 AEBITDA (1) ($39) $21 $58 $66 $451 ($57) $8 $80 $71 $326 (+) FEMA Claim 53 87 - - - 53 87 - - - (-) Unfinanced Capex (30) (48) (61) (57) (37) (22) (48) (63) (94) (90) (+) Sales/Financings (2) 94 30 165 - - - 57 147 30 - (-) Cash Tax & VAT (6) (0) (4) (4) (54) (4) (9) (14) 10 (23) (-) Vessel P&I (16) (16) - - - (28) (28) (7) - - (+/-) Working Capital/Operating Items (30) 67 12 8 (73) 62 0 147 (59) (1) (-) Other Items (121) (151) (48) (69) (247) (106) (118) (148) (48) (268) Unlevered Free Cash Flow ($96) ($11) $122 ($56) $41 ($102) ($51) $142 ($90) ($55) (3) (4)

Financing Case Volumes 7 Financing Case volumes for Puerto Rico, Mexico, and Cargo Sales Note: Reflects Financing Case forecast; Cleansing Case forecast 3/17 (1) Reflects 1Q26 actuals (2) Reflects 2Q26 actuals; BrazilCo has required more LNG volumes than previously contemplated through June 30, 2026 (3) Any reduction in FLNG1 production volumes will reduce open cargo sale volumes (TBtu) Financing Case 1Q26 2Q26 3Q26 4Q26 1H27 Puerto Rico 5 5 9 12 22 Mexico 1 3 3 3 6 Cargo Sales 4 2 4 3 8 Volumes 10 10 16 18 36 (1) (2) (3)

$100M Min. Liquidity $195 $72 $115 $- $50 $100 $150 $200 $250 $300 $350 $400 Jul-26 Aug-26 Sep-26 Oct-26 Nov-26 Dec-26 Jan-27 Feb-27 Mar-27 Apr-27 May-27 Jun-27 Jul-27 Aug-27 Sep-27 Oct-27 Nov-27 Dec-27 CoreCo Liquidity and Leverage Forecast 8 To maintain $100M of liquidity in the Financing Case, CoreCo requires ~$165M in new capital, $135M of which will be funded at close Note: Reflects Financing Case forecast (1) Represents gross debt at UK RP close (inclusive of $35M pari and $100M junior new capital) / forecasted AEBITDA ($ in millions) 7.6x $101 2.4x $326 Financing Case PF Leverage (1) Financing Case AEBITDA The Company can work to further reduce or eliminate the need to draw the accordion by utilizing the intermediation facility beyond $75M

Pro Forma Capital Structure

($ in millions)

	Pre-Txn Amount	Transaction Adjustment	Post-Txn Amount
New CoreCo Term Loans[1]	–	**$36**	**$36**
New CoreCo Term Loans	–	**571**	**571**
Junior CoreCo Term Loans[2]	–	**103**	**103**
R-1 RCF	100	(100)	–
R-2 RCF	560	(560)	–
Term Loan A	295	(295)	–
Term Loan B	1,266	(1,266)	–
6.500% 2026 Senior Secured Notes	511	(511)	–
8.750% 2029 Senior Secured Notes	237	(237)	–
Other Debt[3][4][5]	2,770	(2,713)	58
Total CoreCo Debt	**$5,739**	**($4,971)**	**$768**
New CoreCo Preferred Equity	–	**2,455**	**2,455**
Total CoreCo Debt and Preferred Equity	**$5,739**	**($2,516)**	**$3,223**

Could be increased by $50M junior accordion (Junior CoreCo Term Loans, Post-Txn)

Sources[6]	
Cash on the Balance Sheet[7]	$138
New Capital	135
Brazil InterCo Note Settlement	74
Total Sources	$346

Uses[6]	
Net Deal Costs[8]	$69
Cash to Balance Sheet	277
Total Uses	$346

(1) Includes 4% OID
(2) Includes 3% commitment fee
(3) Pre-txn balance includes Series I and II intercompany loans, Zero Parks loan, and intermediation facility; post-txn balance includes Zero Parks loan and intermediation facility
(4) Company settled with one counterparty via cash payment of up to $7.5M
(5) Amount includes settlement with counterparty for $23M of debt due in 2029 at a 7% rate (with optional PIK toggle for first 18 months)
(6) Sources and Uses reflects Financing Case forecast
(7) Estimated pre-closing cash balance
(8) CoreCo portion of outstanding transaction fees and professional fees, net of BrazilCo reimbursement. Includes other deal costs and closing items

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Cleansing Case Financing Case Prior Financing Case 5/27 2026 2027 2026 2027 Gas Revenue $684 $1,022 $698 $954 Power Revenue 97 320 223 237 Capacity Revenue 70 134 68 100 Other 222 267 179 192 Total Revenue $1,074 $1,743 $1,169 $1,482 Terminal Op. Margin $201 $405 $168 $243 Market Sales (1) 12 32 95 168 Novation (Prior Cargo Sales) 68 42 67 42 Ship Op. Margin and Other (34) 73 (54) (7) SG&A (140) (100) (174) (120) AEBITDA $106 $451 $101 $326 AEBITDA Comparison | 2026E-2027E 10 Financing Case considers risks to existing forecast to determine the amount of new capital required to maintain $100M in liquidity throughout the forecast period Note: Reflects Financing Case forecast; Cleansing Case forecast 3/17 (1) Reflects full margin ($ in millions) Decline in 2027 AEBITDA primarily driven by delay for third-party gas supply counterparties

BrazilCo Financial Summary

BrazilCo Financial Forecast

($ in USD millions)

Illustrated below are key financial metrics for BrazilCo's Financial Forecast

Revenue[1]



$1,203
$989
2026
$2,228
$470
$470
$1,287
2027
$2,034
$331
$332
$1,371
2028
$1,883
$282
$282
$1,319
2029
$1,853
$261
$261
$1,330
2030
$1,929
$243
$243
$1,444
2031
$2,200
$253
$253
$1,694
2032
Contracted Revenue + 10% PortoCem Dispatch
PortoCem Incremental Dispatch to 20%
PortoCem Incremental Dispatch to 30%

Cash EBITDA[2]



$51
$51
($156)
($54)
2026
$345
$45
$48
$252
2027
$390
$32
$33
$325
2028
$412
$27
$28
$356
2029
$454
$29
$30
$394
2030
$532
$19
$21
$492
2031
$648
$11
$11
$626
2032
Contracted EBITDA + 10% PortoCem Dispatch
PortoCem Incremental Dispatch to 20%
PortoCem Incremental Dispatch to 30%

Levered Free Cash Flow[2,3]



($662)
2026
$149
2027
($178)
2028
$140
2029
$21
2030
$155
2031
$205
2032

As disclosed in the latest 10-Q, Celba and Alunorte remain in ongoing discussions concerning the continued supply of gas to Alunorte's facility. Depending on the outcome of those discussions, this forecast may change materially.

(1) Assumes 35% revenue share of Petrobras's Contract - 10 years term starting Sep'27; Assumes Ambar lease starts in Sep'26; Assumes full month of Celba 2 COD starting August 2026 and COD start dates for PortoCem turbines in October 2026 (one turbine), November 2026 (two turbines) and December 2026 (one turbine); Assumes no dispatch at Celba 3 or Lins; Subject to ongoing discussions, shifting to flexible dispatch at Celba 2 could potentially result in $30-60M of incremental EBITDA starting in 2027

(2) Assumes terminal LNG supply at TTF - $0.10 / MMBtu from H2'26 through Q4'27 and, thereafter, a 50 Tbtu contract for 35 Tbtu @ 115HH + $3.71 ($0.96 inflated to U.S. CPI) & 15 Tbtu @ 92% JKM + $0.25 and any additional spot cargo @ TTF - $0.10. BrazilCo is working to align contractual supply obligations with expectations for near-term gas supply

(3) Assumes 10% PortoCem dispatch and no dispatch at Celba 3 or Lins; Excludes professional fees, RCF-2 / TLA cash out, TSA costs, debt issuances and refinancings; 2026E ending cash balance of $66mm (including $20mm of restricted cash) after adjustment for net settlement of intercompany note and assuming $250mm of incremental liquidity relief via new capital and other liquidity-enhancing opportunities

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BrazilCo Capital Structure 13 ($ in USD millions) (1) Does not include 10% commitment fee; expectation is that no less than $300M of additional New BrazilCo Secured Notes will be issued before year-end 2026, subject to required consents, with proceeds to refinance the New BrazilCo Bridge Notes. Terms of the incremental BrazilCo Secured Notes will be substantially the same as the existing Notes, including ability to facilitate a future conversion, exchange or replacement of such Notes into equity or equity-linked debt securities, subject to the consent of two-thirds Noteholders, the BrazilCo Board and the Notes’ Issuer Pre-Txn Transaction Adjustment Post-Txn New BrazilCo Secured Notes (1) – $885 $885 New BrazilCo Bridge Notes – 200 200 Brazil Financing Notes (Lumina) 421 (421) – BNDES Term Loan (Celba) 419 – 419 PortoCem Debentures 978 – 978 12.000% 2029 Senior Secured Notes 2,730 (2,730) – Total BrazilCo Debt $4,548 ($2,066) $2,482

New Money Terms

New Money Term Sheet

	Pari CoreCo Term Loans	CoreCo Junior Term Loans
Facility Amount	• $35mm	• $100mm Junior Debt, plus $50mm uncommitted accordion
Borrower	• New Fortress Energy Inc.	
Guarantors	• Guarantors to include substantially all CoreCo assets excluding FLNG2 and other Excluded Assets	• All Guarantors under the first lien facility credit agreement between Borrower and Wilmington Trust, National Association as administrative agent for the Lenders under such facility ("Takeback Debt Facility")
Security	• Liens on all assets securing the Takeback Debt Facility on a pari basis	• Liens on all assets securing the Takeback Debt Facility on a junior basis
Participation	• Open to all New CoreCo Term Loans holders ratably • Based on lenders' economic ownership as of 7/24	• Open to all CoreCo Preferred Equity holders ratably • To be backstopped by certain RCF, TLB and New 29s AHG members • Funding of accordion to be offered first to holders of this Facility pro rata
Maturity	• 5 years from the Restructuring Effective Date	
Interest Rate	• Cash: S+612.5 (1% SOFR floor) • PIK: S+762.5, until the last day of the first full fiscal quarter ending after the 18-month of the facility closing date, the Borrower shall be allowed to elect to pay PIK interest	• Cash: S+812.5 (2% SOFR floor) • PIK: S+1012.5, until the last day of the first full fiscal quarter ending after the 18-month of the facility closing date, the Borrower shall be allowed to elect to PIK interest
Fees	• 4.0% Commitment Fee / OID (Grossed Up)	• 3.0% Backstop Fee, paid in kind
Call Protection	• 2.0% if prepaid prior to 1 year after closing date	• NC 2 / 103 / 101.5 • Mandatory prepayments using proceeds from asset sales will be at 103 on day one
Financial Covenants	• In line with New CoreCo Term Loans	• Usual and customary and reasonably consistent with the covenants in the New CoreCo Term Loan facility

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